Exhibit 10.13

                         LOAN & SECURITIZATION AGREEMENT

This Loan & Securitization Agreement ("Agreement"), dated June 8, 2010, is entered into by and between Boston Pizza Restaurants (USA), Inc., a Delaware corporation, whose mailing address is 1501 LBJ Freeway, Suite #450, Dallas, TX 75234 (the "Lender") and Global Entertainment Corporation, a Nevada corporation, whose mailing address is 1600 North Desert Drive Suite 301 Tempe, Arizona 85281 (the "Borrower"). The parties hereby agree as follows:

                               I. REVOLVING CREDIT

1.1  General.  Subject  to the  terms  of  this  Agreement,  the  Lender  hereby establishes a credit facility in favor of the Borrower (the "Credit Facility") under which the Lender will extend credit to the Borrower from time to time until December 31, 2010 (the "Credit Termination Date"), by way of Loans pursuant to Section 1.2 hereof. Each extension of credit shall be in such amount as the Borrower may request, but shall not be less than an amount equal to $30,000 per request. The aggregate principal amount of the Credit Facility established herein shall be $300,000 (the "Commitment"). In consideration for Lender making the Loans described herein, the Borrower's cumulative outstanding balance shall not exceed at any one time an amount equal to one hundred percent (100%) of the Borrower's and any of its subsidiaries' collectable accounts receivable. The Borrower may obtain credit, repay without penalty and obtain further credit as provided for under this Agreement, from the date hereof until the Credit Termination Date.

1.2  Drawings.  The Borrower may draw on the Commitment in the following manner:
     By submitting a written "Notice of Borrowing" request to Lender, in the form attached hereto as Exhibit A, the terms of which are incorporated by reference herein, for a cash advance (each such cash advance herein referred to as a "Loan," or collectively as "Loans"), in a minimum amount of $30,000 per Loan. Borrower may request a maximum of two (2) Loans in any one calendar month prior to October 31, 2010. No Loans to Borrower shall be made by Lender after October 31, 2010 ("Final Loan Date").

1.3 Purpose. The proceeds of the Loans and other extensions of credit under the Credit Facility shall be used exclusively for general corporate expenditures as described on the Borrower's "Monthly Cash Flow Forecast-June 2010 through May 2011," dated May 26, 2010, the terms of which are incorporated herein by this reference.

1.4 Security. The Credit Facility and Loans shall be secured by one hundred percent (100%) of Borrower's and its subsidiaries' accounts receivable. A copy of Borrower's collectable accounts receivable shall be provided to Lender within three (3) business days following each previous month's end. In addition, Lender shall cause a UCC-1 Financing Statement to be filed with the Office of the Secretary of State of Arizona to evidence the pledged security as described herein.

1.5 Requests for Loans or Credit. Within three (3) business days of Lender's receipt and approval of Borrower's Notice of Borrowing, Lender shall send


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     via wire transfer the requested  Loan amount to Borrower's  bank account as designated in the Notice of Borrowing. Borrower shall be responsible for any and all costs associated with the wiring of said Loan funds.

1.6  Interest; Repayment of Loans and Credit.

     (a) Interest Rate. Borrower agrees to pay interest on the outstanding principal balance of each Loan at the Prime Rate plus seven percent (7%) per annum. Prime Rate shall be defined as the U.S. prime rate as published in the Wall Street Journal.

          Interest   shall  be  computed  on  the  basis  of  the  actual  daily outstanding balance of the Loans multiplied by the daily Interest Rate on a 360-day year basis.

          In no event shall the Borrower be obligated to pay any amount under this Agreement that exceeds the maximum amount allowable by law. If any sum is collected in excess of the applicable maximum amount allowable by law, the excess collected shall, at the Lender's discretion, be applied to reduce the principal balance of the Loans or returned to the Borrower.

     (b)  Repayment of Loans.

          Payment Schedule.

          (i) The Borrower agrees to make payments to the Lender of all accrued and unpaid interest on the outstanding principal balance of the Loans as of the end of each calendar quarter end within ten (10) business days following the expiration of such calendar quarter.
          (ii) In addition, if, at the first day of any calendar month during the term of this Agreement, Borrower has not requested and received Loans from Lender equal to the entire amount of the Commitment, Borrower shall be obligated to pay to Lender an Unused Line of Credit Fee in an amount equal to 0.5% multiplied by the remaining amount of the Commitment not yet loaned to Borrower. Borrower shall be obligated to pay such Unused Line of Credit Fee to Lender within ten (10) business days following the expiration of each calendar quarter.
          (iii)The Borrower may make Loan payments to Lender at any time, without penalty, on or before the Credit Termination Date in amounts of not less than $20,000 ("Loan Pre-Payments") per payment, unless the total amount of any outstanding and unpaid principal balance of the Loans, and any and all accrued and unpaid interest and fees ("Total Outstanding Balance") is less than $20,000, in which case such Loan Pre-Payment shall be equal to the Total Outstanding Balance. Any Loan Pre-Payments paid by Borrower will first be applied to and reduce any accrued and unpaid interest with the remaining amount of such Loan Pre-Payment(s) applied to the outstanding balance of the Loans.
          (iv) Notwithstanding any Loan Pre-Payments made by Borrower prior to the Final Loan Date and any date thereafter, the Borrower shall

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               pay in full on or before  the Credit  Termination  Date the Total
               Outstanding Balance under the Credit Facility.

1.7 Evidence of Indebtedness; Loan Documents. The Credit Facility shall be evidenced and/or secured by this Agreement, a Master Note in the form attached as Exhibit B, and a UCC-1 Financing Statement to be filed with the Office of the Secretary of State of Arizona (collectively the "Loan Documents").

1.8 Borrower's Obligations. The Borrower's obligations to pay, observe and perform all indebtedness, liabilities and covenants under this Agreement and the remainder of the Loan Documents are herein collectively called the "Obligations."

                            II. CONDITIONS OF LENDING

2.1 Extension of Credit. The obligation of the Lender to make the first Loan or other extension of credit under this Agreement is subject to the satisfaction of all of the following conditions on or before the date on which the Lender shall grant such Loan or other extension of credit to Borrower (the "Closing Date"):

          Documents Required Prior to Closing Date. The Lender shall have received such fully executed originals or certified copies of the Term Sheet executed by Borrower and Lender on June 4, 2010, and executed originals of this Agreement and an accompanying Notice of Borrowing.

2.2 Subsequent Loans or Extensions of Credit. The obligation of the Lender to make the second or any subsequent Loan or other extension of credit is subject to (i) the prior satisfaction of all conditions stated above in
     Section 1.2; and (ii) the delivery to the Lender of any such additional Loan Documents as may have been reasonably requested by the Lender in respect to such subsequent Loan or other extension of credit.

                   III. GRANT OF STOCK SHARE OPTIONS TO LENDER

To further induce the Lender to make the Commitment available to the Borrower, the Borrower shall grant 30,000 options ("Options") to eligible individuals as designated by Lender to purchase an equal number of Borrower's shares of stock at a price equal to $0.20 per share. The Options shall be fully vested in Lender's designee, as applicable, on December 31, 2010 and shall expire on December 31, 2020.

                      IV. THE LENDER'S RIGHTS UPON DEFAULT

4.1 Events of Default. Each of the following events is an "Event of Default" under this Agreement and the date upon which such Events of Default occur shall collectively be referred to as the "Default Date":

     (a) The Borrower's failure to pay when due any sum payable to the Lender under the Loan Documents or under any other agreement or note between the Lender and the Borrower, whether now existing or hereafter executed;

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     (b)  The Borrower's  failure to perform or observe any other  obligation of the Borrower to the Lender (including, without limitation, all obligations undertaken in any of the Loan Documents);
     (c)  The dissolution or insolvency of the Borrower;
     (d) The commencement of any proceeding or the taking of any act by or against the Borrower for any relief under bankruptcy, insolvency or similar laws for the protection of debtors, or for the appointment of a receiver of the business or assets of the Borrower or the Borrower's inability (or admission of inability) to pay its debts as they become due.
     (e)  If an Event of Default has occurred under other than Sections 4.1 (a),
          (c), and/or (d), Lender shall send Borrower a notice of default within three (3) days of the date the Event of Default occurred ("Notice Date"), and/or if an Event of Default occurred under Section 4.1(a), Lender shall afford Borrower a period of ten (10) days from the Default Date or Notice Date, as applicable, in which to cure said Event of Default ("Cure Period").

4.2 If an Event of Default shall occur and be continuing beyond the Cure Period, as applicable, the Lender shall have, in addition to any and all other rights and remedies, legal or equitable, available to the Lender under any and all of the Loan Documents or at law, the following additional rights and remedies:

     (a) The right, at the option of the Lender, to deny to the Borrower any further Loan or extension of credit (the Lender's obligation to extend any further credit to the Borrower shall immediately terminate);
     (b) The right, at the option of the Lender, to declare, without notice, the Total Outstanding Balance under this Agreement, plus any fees and charges reasonably incurred by the Lender under any of the Loan Documents, immediately due and payable.
     (c)  In the event that an Event of Default  occurs under  Sections  4.1(a),
          (c), and/or (d), or Borrower receives a Notices of Default in accordance with Section 4.1(e), Borrower agrees to pay interest on the outstanding balance of the Loans at the rate of Prime Rate plus twelve percent (12%) per annum ("Default Interest Rate"). The Default Interest Rate shall begin to accrue on the later of the Default Date or the Notice Date until such time as Borrower has cured the Event of Default.

                                V. MISCELLANEOUS

5.1 Notices. Any notices or consents required or permitted by this Agreement or the remainder of the Loan Documents shall be in writing and shall be deemed delivered if delivered in person or if sent by certified mail, postage prepaid, return receipt requested, at the addresses first written above.

5.2 Applicable Law. The substantive laws of the State of Texas shall govern the construction of this Agreement and the rights and remedies of the parties hereto.

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5.3  Binding  Effect.  This Agreement  shall inure to the benefit of the parties hereto and their respective personal representatives, successors and permitted assigns, and shall be binding on the parties hereto and their respective personal representatives, successors and assigns.

5.4 Merger. This Agreement and any attached exhibits, and the remainder of the Loan Documents constitute the full and complete agreement between the Lender and the Borrower with respect to the Credit Facility, and all prior oral and written agreements, commitments, and undertakings shall be deemed to have been merged into the Loan Documents and such prior oral and written agreements, commitments, and undertakings shall have no further force or effect except to the extent expressly incorporated in the Loan Documents.

5.5 Amendments; Consents. No amendment, modification, supplement, termination, or waiver of any provision of this Agreement or the other Loan Documents, and no consent to any departure by the Borrower therefrom, may in any event be effective unless in writing signed by the Lender, and then only in the specific instance and for the specific purpose given.

5.6 Severability. If any provision of any of the Loan Documents shall be held invalid under any applicable law, such invalidity shall not affect any other provision of the Loan Documents that can be given effect without the invalid provision, and, to this end, the provisions of the Loan Documents are severable.

5.7 Headings. The headings of the various provisions of this Agreement are inserted for convenience of reference only and shall not affect the meaning or construction of any provision.

5.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original instrument and all of which shall together constitute one and the same agreement.


IN WITNESS WHEREOF, the Borrower and the Lender have duly executed this Agreement.

GLOBAL ENTERTAINMENT CORPORATION


By /s/ Richard Kozuback
   -------------------------------
Title: President and CEO


BOSTON PIZZA RESTAURANTS (USA), INC.


By /s/ Michael F. Best
   -------------------------------
Title: CFO

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                                    EXHIBIT A

                               NOTICE OF BORROWING

DATE: __________________________________, 2010

TO:   Boston Pizza Restaurants (USA), Inc.
      Attn:  Michael F. Best, CFO
      1501 LBJ Freeway, Suite 450
      Dallas, TX 75234

Pursuant to Section 1.5 of the Agreement, the Borrower hereby requests a draw under the Credit Facility and confirms the following instructions therefore (capitalized terms not defined herein shall have the respective meanings assigned in the Agreement):

FORM OF DRAWING - LOAN

Requested Date: __________________________

Principal Amount: $_______________________

METHOD OF DRAWING

Wire funds to: [Bank Name] _________________

Account Name:

ABA #:

Account Number:

Special Instructions:

Borrower hereby certifies as follows:

As of the date hereof, no event has occurred and is continuing that (a) constitutes an Event of Default under the Agreement, or (b) with the giving of notice or passage of time, or both, would constitute an Event of Default. The Borrower has observed and performed all of the Borrower's covenants and other agreements, and satisfied every condition, contained in the Agreement and in the other Loan Documents, to be observed, performed or satisfied by the Borrower.


                                  GLOBAL ENTERTAINMENT CORPORATION

                                  By: ___________________________________
                                  Title: ________________________________

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                                    EXHIBIT B

                                   MASTER NOTE

$300,000

Phoenix, Arizona

_______________________________, 2010


The undersigned ("Borrower") promises to pay to the order of BOSTON PIZZA RESTAURANTS (USA), INC. ("Lender"), the principal amount of $300,000 or so much thereof as shall have been disbursed by the Lender and may remain outstanding, together with interest on outstanding balances of principal in accordance with and under the terms of that certain Loan & Securitization Agreement of even date, between Lender and Borrower, relating to the Credit Facility therein described.

GLOBAL ENTERTAINMENT CORPORATION


By: ______________________________________________________
Title:____________________________________________________

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